Filed pursuant to Rule 497

File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated May 14, 2015

to

Prospectus dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 30, 2015 (the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 39 of the Prospectus before you decide to invest in shares of our common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by adding the following immediately after the last paragraph of such section (dollar amounts below are in thousands):

On May 8, 2015, Jefferson Square Funding LLC, or Jefferson Square, our newly-formed, wholly-owned, special purpose financing subsidiary, entered into a senior-secured term loan credit facility, or the Jefferson Square credit facility, with JPMorgan Chase Bank, National Association, or JPM, as administrative agent, each of the lenders from time to time party thereto, Citibank, as collateral agent, and Virtus Group, LP, as collateral administrator. The Jefferson Square credit facility provides for delayed-draw borrowings in an aggregate principal amount of $300,000 on a committed basis during the four months following the closing date of the Jefferson Square credit facility.

We may contribute assets to Jefferson Square from time to time and will retain a residual interest in any assets contributed through our ownership of Jefferson Square or will receive fair market value for any assets sold to Jefferson Square. Jefferson Square may purchase additional assets from various sources. Jefferson Square has appointed us to manage its portfolio of assets pursuant to the terms of an investment management agreement. Jefferson Square’s obligations to JPM under the Jefferson Square credit facility are secured by a first priority security interest in substantially all of the assets of Jefferson Square, including its portfolio of assets. The obligations of Jefferson Square under the Jefferson Square credit facility are non-recourse to us, and our exposure under the Jefferson Square credit facility is limited to the value of our investment in Jefferson Square.

Pricing under the Jefferson Square credit facility is based on LIBOR for a three-month interest period, plus a spread of 2.50% per annum. Interest is payable in arrears beginning on October 25, 2015 and each quarter thereafter. Any amounts borrowed under the Jefferson Square credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 8, 2019. Jefferson Square incurred certain customary costs and expenses in connection with obtaining the Jefferson Square credit facility.

Borrowings under the Jefferson Square credit facility are subject to a compliance condition which will be satisfied at any given time if the outstanding advances to Jefferson Square by the lenders minus the amount of principal and certain interest proceeds in Jefferson Square’s accounts is less than or equal to fifty-five percent (55%) of the net asset value of Jefferson Square’s portfolio of assets.

In connection with the Jefferson Square credit facility, Jefferson Square has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Jefferson Square credit facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal payment when due or any other payments under the Jefferson Square credit facility within two business days of when due; (b) the $300,000 committed principal amount is not fully drawn within four months of the Jefferson Square credit facility’s closing date; (c) the insolvency or bankruptcy of Jefferson Square or us; (d) a change of control of Jefferson Square shall have occurred; (e) the transaction documents are amended in a manner materially adverse to JPM, as administrative agent, without JPM’s consent; and (f) GDFM or an affiliate thereof ceases to be our investment sub-adviser. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the Jefferson Square credit facility immediately due and payable.

The occurrence of events of default (as described above) or events defined as “Coverage Events” in the loan agreement governing the Jefferson Square credit facility triggers (i) a requirement that Jefferson Square obtain the consent of JPM prior to entering into any sale or disposition with respect to portfolio assets and (ii) certain rights of JPM to direct Jefferson Square to enter into sales or dispositions with respect to any portfolio assets, in each case, in JPM’s sole discretion.

Borrowings of Jefferson Square will be considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.